UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2013

ALBANY MOLECULAR RESEARCH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35622	14-1742717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 5, 2013.  At the Annual Meeting, the Company’s stockholders (1) elected Veronica G.H. Jordan, Ph.D. and Thomas E. D’Ambra. Ph.D. to serve as Class III directors of the Company to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal; (2) ratified the Company’s selection of KPMG LLP as the independent registered public accounting firm for the 2013 fiscal year; (3) approved the Company’s Second Amended 1998 Employee Stock Purchase Plan; (4) approved the Company’s Second Amended 2008 Stock Option and Incentive Plan; and (5) approved the compensation of the Company’s named executive officers through an advisory vote.

Proxies for the 2013 Annual Meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act, and there were no solicitations in opposition to the Board’s solicitation. There were 31,418,326 shares of the Company’s common stock entitled to vote at the Annual Meeting and a total of 26,891,034 shares of common stock were represented at the Annual Meeting in person or by proxy.  The final voting results, consisting of the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon, are set forth below.

Proposal 1. Election of Directors

Based on the proxies previously submitted and any ballots received at the Annual Meeting, each of the nominated Class III directors that stood for reelection were elected to the Board of Directors and will serve as directors until the 2016 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal.  Below is the tabulation for each nominee:

Director Nominee	For	Withheld	Broker Non- Vote
Veronica G.H. Jordan, Ph.D.	12,680,850	10,370,683	3,839,501
Thomas E. D’Ambra, Ph.D.	13,874,866	9,176,667	3,839,501

Proposal 2. Ratification of Selection of Independent Auditors

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year was ratified.  The results of the voting included 26,771,216 votes for, 77,149 votes against, and 42,669 votes abstained.

Proposal 3. Approval of the Second Amended 1998 Employee Stock Purchase Plan

The Company’s Second Amended 1998 Employee Stock Purchase Plan was approved.  The results of the voting included 22,222,693 votes for, 790,682 votes against, 38,158 votes abstained and 3,839,501 broker non-votes.

Proposal 4. Approval of the Second Amended 2008 Stock Option and Incentive Plan

The Company’s Second Amended 2008 Stock Option and Incentive Plan was approved.  The results of the voting included 21,653,672 votes for, 1,356,193 votes against, 41,668 votes abstained and 3,839,501 broker non- votes.

Proposal 5. Advisory Vote Regarding Compensation of the Company’s Named Executive Officers

The compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation table and narrative discussion, was approved in an advisory vote.  The results of the voting included 22,678,926 votes for, 330,120 votes against, 42,487 votes abstained and 3,839,501 broker non- votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2013	ALBANY MOLECULAR RESEARCH, INC.

	By:	/s/ Michael M. Nolan
		Name:	Michael M. Nolan
		Title:	Vice President, Chief Financial Officer and Treasurer